- Schedule of Mortgage Servicing Rights at Carrying Value (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Acquired Finite-Lived Intangible Assets
Gross Carrying Amount	$ 129,163	$ 75,412
Accumulated Amortization	(53,006)	(53,251)
Net Carrying Amount	76,157	22,161
Mortgage servicing rights
Acquired Finite-Lived Intangible Assets
Gross Carrying Amount	9,588	7,202
Accumulated Amortization	(3,931)	(3,144)
Net Carrying Amount	$ 5,657	$ 4,058